UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05742

Name of Fund: BlackRock Funds

BlackRock Short Obligations Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd

Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2018

Date of reporting period: 07/31/2018

Item 1 – Report to Stockholders

JULY 31, 2018

ANNUAL REPORT

BlackRock FundsSM

➢	BlackRock Short Obligations Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended July 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Strong equity performance worldwide was driven by synchronized economic growth across the most influential economies. However, volatility in emerging market stocks rose, as U.S.-China trade relations and debt concerns weighed heavily on the Chinese stock market, while Turkey became embroiled in a currency crisis shortly after the end of the reporting period.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also reduced its $4.3 trillion balance sheet by approximately $180 billion during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.9%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	0.70%	16.24%
U.S. small cap equities (Russell 2000® Index)	6.75	18.73
International equities (MSCI Europe, Australasia, Far East Index)	(5.12)	6.40
Emerging market equities (MSCI Emerging Markets Index)	(11.94)	4.36
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.85	1.43
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(0.95)	(3.66)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.45)	(0.80)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.20	1.21
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	0.65	2.60
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of July 31, 2018	BlackRock Short Obligations Fund

Investment Objective

BlackRock Short Obligations Fund’s (the “Fund”) investment objective is to seek current income consistent with preservation of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended July 31, 2018, the Fund’s Institutional and Investor A Shares underperformed the benchmark, the ICE BofAML 6-Month U.S. Treasury Bill Index, while the Fund’s Class K Shares outperformed the benchmark.

What factors influenced performance?

During the period, performance was hurt by the steady removal of monetary accommodation by the Federal Open Market Committee, the gradual reduction of the Fed’s balance sheet, increased Treasury issuance, and several geopolitical events including trade tariffs and the Italian election. These factors, combined with uncertainty regarding the possible repatriation of corporate assets related to the new federal tax law, contributed to a volatile environment during the period as front-end credit spreads increased to their widest levels since 2009 before retracing to the levels where the period began.

Contributors to performance included the fact that the portfolio was managed with a short duration to protect against interest rate risk in a rising rate environment. Overweight positions in both monthly and quarterly floating rate securities that were used as a strategy to rising LIBOR (London Interbank Offered Rate) resets throughout the period also aided returns. Additionally, an overweight to financials within the commercial paper, certificate of deposit and corporate bond markets helped performance. Finally, increased exposure to alternative (i.e., collateralized by assets other than general collateral, Treasuries and agencies) repurchase agreements added to returns.

Describe recent portfolio activity.

During the period, the Fund’s allocation to floating rate notes was increased, as was its allocation to the financial sector.

Describe portfolio positioning at period end.

At the end of the period, the Fund maintained a short duration relative to the benchmark, and held increased allocations to floating rate notes and the financial sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

PORTFOLIO COMPOSITION

Asset Type	Percent of Net Assets
Corporate Bonds	57%
Certificates of Deposit	16
Commercial Paper	16
Repurchase Agreements	8
Asset-Backed Securities	2
Money Market Funds	—	(a)
Other Assets Less Liabilities	1

(a)	Representing less than 0.5% of the Fund’s net assets.

MATURITY BREAKDOWN

Percent of Net Assets
1-7 days	1%
8-14 days	3
15-30 days	6
31-60 days	11
61-90 days	7
91-120 days	9
121-150 days	4
>150 days	59

4	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of July 31, 2018 (continued)	BlackRock Short Obligations Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional, Class K and Investor A Shares do not have a sales charge.
(c)

Under normal market conditions, the Fund will invest in U.S. dollar denominated investment grade and short-term fixed and floating rate debt securities maturing in three years or less (with certain exceptions) and will maintain a dollar-weighted average maturity of 180 days or less and a dollar-weighted average life of 365 days or less.

(d)	An unmanaged index that tracks 6-Month U.S. Treasury securities.

Performance Summary for the Period Ended July 31, 2018

				Average Annual Total Returns (a)
	Standardized 30-Day Yields (b)	Unsubsidized 30-Day Yields (b)	6-Month Total Returns	1 Year	5 Years	Since Inception (c)
Institutional	2.38%	2.00%	0.90%	1.34%	0.92%	0.85%
Class K	2.41	2.01	0.93	1.52	0.99	0.94
Investor A	2.09	1.73	0.77	1.19	0.64	0.59
ICE BofAML 6-Month U.S. Treasury Bill Index	—	—	0.86	1.46	0.60	0.55

(a)	See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.
(b)	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.
(c)	The Fund commenced operations on November 15, 2012.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (b)	Beginning Account Value (02/01/18)	Ending Account Value (07/31/18)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$1,009.00	$1.30	$1,000.00	$1,023.51	$1.30	0.26%
Class K	1,000.00	1,009.30	1.00	1,000.00	1,023.80	1.00	0.20
Investor A	1,000.00	1,007.30	1.87	1,000.00	1,022.41	2.41	0.48

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), except for Investor A, which is multiplied by 142/365 (to reflect the period since inception date of March 9, 2018).

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

FUND SUMMARY	5

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. The Fund’s Institutional Shares performance shown prior to the July 9, 2013 inception date is that of Class K Shares restated to reflect Institutional Shares fees.

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. These shares are subject to an ongoing service fee of 0.25% per year. Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. Investor A Shares performance shown prior to the March 9, 2018 inception date is that of Class K Shares (which have no distribution or service fees) and were restated to reflect Investor A Shares fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of these distributions, if any, at net asset value (“NAV”) on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving or reimbursing its fees after the applicable termination date of the agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2018 and held through July 31, 2018, except with respect to Investor A Shares which are based on a hypothetical investment of $1,000 on March 9, 2018 (commencement of operations) and held through July 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical example that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

6	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments July 31, 2018	BlackRock Short Obligations Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Asset-Backed Securities — 1.5%
Chase Issuance Trust, Series 2016-A2, Class A, 1.37%, 06/15/21	USD	1,000	$988,434
Mercedes-Benz Auto Receivables Trust, Series 2018-1, Class A2A, 2.71%, 04/15/21		1,330	1,329,654

Total Asset-Backed Securities — 1.5% (Cost: $2,325,891)			2,318,088

Corporate Bonds — 56.5%

Aerospace & Defense — 1.0%
Lockheed Martin Corp., 4.25%, 11/15/19		1,548	1,575,801

Automobiles — 3.7%(a)
BMW US Capital LLC, (LIBOR USD 3 Month + 0.38%), 2.72%, 04/06/20(b)		1,000	1,003,236
Daimler Finance North America LLC:
2.00%, 08/03/18		250	249,997
(LIBOR USD 3 Month + 0.62%), 2.96%, 10/30/19(b)		500	502,301
(LIBOR USD 3 Month + 0.63%), 2.97%, 01/06/20(b)		750	753,044
3.10%, 05/04/20		730	725,718
Hyundai Capital America(b):
(LIBOR USD 3 Month + 0.80%), 3.14%, 04/03/20		425	425,881
(LIBOR USD 3 Month + 0.82%), 3.15%, 03/12/21		1,000	1,001,374
Nissan Motor Acceptance Corp.(b):
(LIBOR USD 3 Month + 1.01%), 3.33%, 03/08/19		250	251,303
(LIBOR USD 3 Month + 0.39%), 2.73%, 09/28/20		750	749,560

			5,662,414
Banks — 28.0%
ABN AMRO Bank NV(a):
2.50%, 10/30/18		2,500	2,499,267
2.10%, 01/18/19		1,300	1,295,961
ANZ New Zealand Int’l Ltd., 2.25%, 02/01/19(a)		750	748,090
Australia & New Zealand Banking Group Ltd., (LIBOR USD 3 Month + 0.32%), 2.69%, 11/09/20(a)(b)		1,500	1,501,825
Bank of America NA, 2.05%, 12/07/18		250	249,755
Bank of Nova Scotia (The), 2.05%, 06/05/19		2,000	1,989,277
Banque Federative du Credit Mutuel SA(a):
2.50%, 10/29/18		200	200,040
2.75%, 01/22/19		500	499,873
BNP Paribas SA, 2.40%, 12/12/18		1,000	999,553
Branch Banking & Trust Co.:
1.45%, 05/10/19		340	336,824
2.10%, 01/15/20		1,000	986,566
Canadian Imperial Bank of Commerce, (LIBOR USD 3 Month + 0.31%), 2.65%, 10/05/20(b)		1,000	1,001,026
Citibank NA(b):
(LIBOR USD 3 Month + 0.35%), 2.71%, 02/12/21		1,000	999,338
(LIBOR USD 3 Month + 0.57%), 2.92%, 07/23/21		1,000	1,003,348
Citigroup, Inc., (LIBOR USD 3 Month + 0.86%), 3.18%, 12/07/18(b)		500	501,524
Commonwealth Bank of Australia(a):
(LIBOR USD 3 Month + 0.35%), 2.70%, 08/03/18(b)		500	500,007
(LIBOR USD 3 Month + 1.06%), 3.40%, 03/15/19(b)		350	351,977
(LIBOR USD 3 Month + 0.45%), 2.78%, 03/10/20(b)		1,135	1,138,287
5.00%, 03/19/20		2,250	2,311,273
Danske Bank A/S, 2.75%, 09/17/20(a)		2,000	1,973,946
Fifth Third Bank, 2.20%, 10/30/20		1,000	977,652
KeyBank NA, 2.35%, 03/08/19		1,500	1,497,639
Lloyds Bank plc, 3.30%, 05/07/21		1,000	997,445
MUFG Bank Ltd., 2.30%, 03/10/19(a)		1,000	997,191
National Australia Bank Ltd., 2.25%, 07/01/19(a)		500	497,742
Nordea Bank AB(a):
1.88%, 09/17/18		2,000	1,998,490
(LIBOR USD 3 Month + 0.84%), 3.17%, 09/17/18(b)		500	500,589

Security	Par (000)		Value
Banks (continued)
Royal Bank of Canada:
2.00%, 12/10/18	USD	1,000	$998,566
(LIBOR USD 3 Month + 0.70%), 3.03%, 12/10/18(b)		520	521,317
Santander UK plc:
2.00%, 08/24/18		548	547,861
2.13%, 11/03/20		610	592,959
(LIBOR USD 3 Month + 0.30%), 2.65%, 11/03/20(b)		500	498,990
Skandinaviska Enskilda Banken AB, (LIBOR USD 3 Month + 0.43%), 2.75%, 05/17/21(a)(b)		2,000	1,999,962
Sumitomo Mitsui Banking Corp., 2.25%, 07/11/19		1,000	994,648
Sumitomo Mitsui Trust Bank Ltd., 1.95%, 09/19/19(a)		200	197,411
Svenska Handelsbanken AB, (LIBOR USD 3 Month + 0.36%), 2.68%, 09/08/20(b)		395	395,667
Toronto-Dominion Bank (The):
2.63%, 09/10/18		1,500	1,500,315
(LIBOR USD 3 Month + 0.43%), 2.76%, 06/11/21(b)		1,500	1,502,762
Wells Fargo Bank NA(b):
(LIBOR USD 3 Month + 0.23%), 2.57%, 01/15/20		685	685,079
(LIBOR USD 3 Month + 0.50%), 2.85%, 07/23/21		2,000	2,005,640
(LIBOR USD 3 Month + 0.49%), 3.33%, 07/23/21		1,000	1,000,847
Westpac Banking Corp., 1.95%, 11/23/18		1,000	998,368

			42,994,897
Beverages — 1.6%
PepsiCo, Inc., (LIBOR USD 3 Month + 0.00%), 2.34%, 10/15/18(b)		2,500	2,500,613

Capital Markets — 3.2%
ING Bank NV, 2.05%, 08/17/18(a)		500	499,924
Morgan Stanley, Series 3NC2, (LIBOR USD 3 Month + 0.80%), 3.16%, 02/14/20(b)		2,460	2,467,011
UBS AG, 2.38%, 08/14/19		2,050	2,040,160

			5,007,095
Consumer Finance — 8.6%
American Express Credit Corp., (LIBOR USD 3 Month + 0.78%), 3.14%, 11/05/18(b)		500	500,758
American Honda Finance Corp.:
(LIBOR USD 3 Month + 0.83%), 3.15%, 02/22/19(b)		250	251,216
2.00%, 11/13/19		500	494,051
(LIBOR USD 3 Month + 0.21%), 2.57%, 02/12/21(b)		2,000	1,997,407
Caterpillar Financial Services Corp.:
1.80%, 11/13/18		645	643,718
2.00%, 03/05/20		490	483,227
Harley-Davidson Financial Services, Inc., (LIBOR USD 3 Month + 0.50%), 2.83%, 05/21/20(a)(b)		2,000	2,004,265
John Deere Capital Corp.:
(LIBOR USD 3 Month + 0.18%), 2.56%, 01/07/20(b)		1,000	1,001,360
(LIBOR USD 3 Month + 0.29%), 2.62%, 06/22/20(b)		2,000	2,004,619
Series 14, 2.45%, 09/11/20		785	776,120
Toyota Motor Credit Corp.(b):
(LIBOR USD 3 Month + 0.14%), 2.50%, 11/14/19		1,000	997,402
(LIBOR USD 3 Month + 0.24%), 2.58%, 07/15/20		2,000	1,999,615

			13,153,758
Diversified Financial Services — 2.1%(b)
JPMorgan Chase Bank NA:
(LIBOR USD 3 Month + 0.45%), 2.78%, 09/21/18		1,000	1,000,306
(LIBOR USD 3 Month + 0.25%), 2.61%, 02/13/20		1,500	1,501,882
Siemens Financieringsmaatschappij NV, (LIBOR USD 3 Month + 0.32%), 2.65%, 09/13/19(a)		800	802,646

			3,304,834
Energy Equipment & Services — 1.6%
Schlumberger Finance Canada Ltd., 2.20%, 11/20/20(a)		2,500	2,434,194

Food & Staples Retailing — 1.3%
Walmart, Inc., 1.75%, 10/09/19		2,000	1,978,173

SCHEDULE OF INVESTMENTS	7

Schedule of Investments (continued) July 31, 2018	BlackRock Short Obligations Fund (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Health Care Equipment & Supplies — 0.5%
Medtronic, Inc., 2.50%, 03/15/20	USD	830	$823,872

Health Care Providers & Services — 0.2%
UnitedHealth Group, Inc., 1.95%, 10/15/20		285	278,423

Industrial Conglomerates — 0.2%
Honeywell International, Inc., 1.80%, 10/30/19		260	257,009

Insurance — 0.5%
Suncorp-Metway Ltd., 2.38%, 11/09/20(a)		750	731,897

Internet Software & Services — 2.1%
Alibaba Group Holding Ltd., 2.50%, 11/28/19		3,250	3,224,324

Oil, Gas & Consumable Fuels — 0.4%
TransCanada PipeLines Ltd., (LIBOR USD 3 Month + 0.28%), 2.62%, 11/15/19(b)		625	625,883

Software — 0.4%
Oracle Corp., 2.38%, 01/15/19		600	600,394

Specialty Retail — 0.1%
Lowe’s Cos., Inc., (LIBOR USD 3 Month + 0.60%), 2.94%, 09/14/18(b)		195	195,187

Technology Hardware, Storage & Peripherals — 1.0%
Apple, Inc., (LIBOR USD 3 Month + 0.20%), 2.56%, 02/07/20(b)		1,502	1,505,810

Total Corporate Bonds — 56.5% (Cost: $87,088,825)			86,854,578

Total Long-Term Investments — 58.0% (Cost: $89,414,716)			89,172,666

Short-Term Securities — 40.7%

Certificates of Deposit — 16.1%
Domestic — 4.9%
Barclays Bank plc, 1.94%, 09/04/18		1,500	1,499,808
Credit Agricole Corporate and Investment Bank, (LIBOR USD 3 Month + 0.39%), 2.75%, 05/11/20(b)		1,000	999,911
Credit Suisse AG, 1.66%, 08/17/18		3,000	2,999,521
Mizuho Bank Ltd.:
(LIBOR USD 3 Month + 0.50%), 2.84%, 09/24/18(b)		500	500,111
2.31%, 10/15/18		500	500,140
(LIBOR USD 3 Month + 0.45%), 2.78%, 11/19/18(b)		1,000	1,001,199

			7,500,690
Yankee — 11.2%(c)
Bank of Montreal, Chicago, (LIBOR USD 1 Month + 0.30%), 2.37%, 06/13/19(b)		500	499,658
Bank of Tokyo-Mitsubishi UFJ Ltd. (The), New York, (LIBOR USD 3 Month + 0.45%), 2.78%, 09/09/19(b)		500	501,089
BNP Paribas SA, New York, (LIBOR USD 3 Month + 0.25%), 2.59%, 12/28/18(b)		750	750,513
Canadian Imperial Bank of Commerce, New York, (LIBOR USD 3 Month + 0.41%), 2.73%, 09/20/19(b)		500	501,113
Cooperatieve Rabobank UA, New York, (LIBOR USD 3 Month + 0.20%), 2.54%, 04/05/19(b)		1,000	1,000,733
Lloyds Bank plc, New York, (LIBOR USD 1 Month + 0.26%), 2.34%, 08/20/18(b)		3,000	2,999,928
Mitsubishi UFJ Trust & Banking Corp., New York, (LIBOR USD 1 Month + 0.29%), 2.37%, 08/31/18(b)		500	500,146
Natixis SA, New York, (LIBOR USD 3 Month + 0.10%), 2.46%, 11/01/18(b)		2,000	2,000,024
Royal Bank of Canada, New York, (LIBOR USD 3 Month + 0.23%), 2.57%, 04/05/19(b)		750	750,700
Sumitomo Mitsui Banking Corp., New York(b):
(LIBOR USD 3 Month + 0.45%), 2.77%, 09/05/19		1,000	1,002,253

Security	Par (000)		Value
Yankee (continued)
(LIBOR USD 3 Month + 0.41%), 2.74%, 06/18/20	USD	1,000	$999,474
(LIBOR USD 3 Month + 0.42%), 2.76%, 07/24/20		2,000	1,998,851
Sumitomo Mitsui Trust Bank Ltd., New York, 2.32%, 10/16/18		750	750,219
Svenska Handelsbanken AB, New York(b):
(LIBOR USD 3 Month + 0.35%), 2.71%, 08/13/18		1,000	1,000,087
(LIBOR USD 1 Month + 0.16%), 2.25%, 09/04/18		1,000	1,000,205
Toronto-Dominion Bank (The), New York, (LIBOR USD 1 Month + 0.19%), 2.28%, 09/04/18(b)		1,000	1,000,233

			17,255,226

Total Certificates of Deposit — 16.1% (Cost: $24,749,571)			24,755,916

Commercial Paper — 16.0%
Antalis SA, 2.36%, 10/17/18(d)		2,000	1,990,267
AT&T, Inc.(d):
2.87%, 12/04/18		2,000	1,981,590
3.09%, 05/28/19		1,000	976,188
Bedford Row Funding Corp.(b):
(LIBOR USD 1 Month + 0.22%), 2.30%, 08/22/18		250	250,046
(LIBOR USD 1 Month + 0.24%), 2.33%, 11/20/18		1,000	1,000,260
Canadian Imperial Bank of Commerce, (LIBOR USD 1 Month + 0.24%), 2.31%, 10/16/18(b)		2,500	2,500,955
Crown Point Capital Co. LLC, 2.53%, 01/07/19(a)		500	500,167
Ford Motor Credit Co. LLC, 3.09%, 03/27/19(d)		1,250	1,227,502
HSBC Bank plc, (LIBOR USD 3 Month + 0.24%), 2.58%, 03/27/19(b)		2,000	2,000,767
LMA-Americas LLC, 2.67%, 02/01/19(d)		500	493,582
Macquarie Bank Ltd., (LIBOR USD 1 Month + 0.22%), 2.32%, 08/09/18(b)		750	750,065
National Australia Bank Ltd., (LIBOR USD 1 Month + 0.25%), 2.35%, 04/02/19(b)		1,000	1,000,293
Oncor Electric Delivery Co. LLC, 2.45%, 09/04/18(d)		1,500	1,496,665
Schlumberger Holdings Corp., 2.52%, 08/22/18(d)		1,000	998,638
Suncor Energy, Inc., 2.62%, 08/13/18(d)		2,000	1,998,387
UBS AG(b):
(LIBOR USD 1 Month + 0.31%), 2.38%, 08/29/18		350	350,103
(LIBOR USD 3 Month + 0.33%), 2.67%, 04/04/19		1,500	1,501,494
(LIBOR USD 1 Month + 0.40%), 2.49%, 07/02/19		1,000	1,000,575
VW Credit, Inc., 2.56%, 08/10/18(d)		1,000	999,383
Westpac Banking Corp.(b):
(LIBOR USD 1 Month + 0.19%), 2.26%, 09/14/18		1,000	1,000,263
(LIBOR USD 3 Month + 0.22%), 2.56%, 04/03/19		500	500,430

Total Commercial Paper — 16.0% (Cost: $24,506,491)			24,517,620

	Shares
Money Market Funds — 0.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.79%(e)(f)		208,535	208,535

Total Money Market Funds — 0.1% (Cost: $208,535)			208,535

Total Repurchase Agreements — 8.5% (Cost: $13,000,000)			13,000,000

Total Short-Term Securities — 40.7% (Cost: $62,464,597)			62,482,071

Total Investments — 98.7% (Cost: $151,879,313)			151,654,737
Other Assets Less Liabilities — 1.3%			2,027,699

Net Assets — 100.0%			$153,682,436

8	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) July 31, 2018	BlackRock Short Obligations Fund

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(c)	Issuer is a U.S. branch of a foreign domiciled bank.
(d)	Rates are discount rates or a range of discount rates at the time of purchase.
(e)	Annualized 7-day yield as of period end.
(f)

During the year ended July 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/17	Net Activity	Shares Held at 07/31/18	Value at 07/31/18	Income	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	185,916	22,619	208,535	$208,535	$11,804	$—	$—

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Repurchase Agreements

	Repurchase Agreements							Collateral
Counterparty	Coupon Rate		Purchase Date	Maturity Date	Par (000)	At Value (000)	Proceeds Including Interest	Position	Original Par	Position Received, At Value
Barclays Bank plc	2.79	%(a)	07/31/18	11/04/18	$1,500	$1,500	$1,511,160	Corporate/Debt Obligation and U.S. Government Sponsored Agency Obligations, 4.25% to 6.06%, due 10/17/22 to 10/25/30	$1,674,013	$ 1,673,049
Citigroup Global Markets, Inc.	2.63	(a)	07/31/18	10/05/18	1,000	1,000	1,004,820	U.S. Government Sponsored Agency Obligation, 4.10%, due 09/15/47	1,234,597	1,070,000
	2.85	(a)	07/31/18	11/04/18	2,000	2,000	2,015,192	U.S. Government Sponsored Agency Obligation, 4.10%, due 09/15/47	2,469,194	2,140,000

Total Citigroup Global Markets, Inc.						$3,000				$ 3,210,000

J.P. Morgan Securities LLC	2.85	(a)	07/31/18	10/31/18	2,000	2,000	2,014,559	U.S. Government Sponsored Agency Obligation, 3.50%, due 11/25/47	2,270,000	2,143,348
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2.51	(a)	07/31/18	09/15/18	1,000	1,000	1,003,207	Corporate/Debt Obligation, 6.71%, due 06/01/46	1,152,136	1,150,001
	2.61	(a)	07/31/18	10/05/18	2,000	2,000	2,009,570	Corporate/Debt Obligation, 6.71%, due 06/01/46	2,304,271	2,300,000

Total Merrill Lynch, Pierce, Fenner & Smith, Inc.						$3,000				$ 3,450,001

Mizuho Securities USA LLC	2.83	(a)	07/31/18	09/05/18	3,500	3,500	3,509,894	U.S. Treasury Obligation, 2.75%, due 02/15/24	3,549,700	3,570,059

						$13,000				$14,046,457

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) July 31, 2018	BlackRock Short Obligations Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments(a)	$—	$89,172,666	$—	$89,172,666
Short-Term Securities:
Certificates of Deposit	—	24,755,916	—	24,755,916
Commercial Paper	—	24,517,620	—	24,517,620
Money Market Funds	208,535	—	—	208,535
Repurchase Agreements	—	13,000,000	—	13,000,000

Total Investments	$208,535	$151,446,202	$—	$151,654,737

(a)	See above Schedule of Investments for values in each security type.

During the year ended July 31, 2018, there were no transfers between levels.

See notes to financial statements.

10	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

July 31, 2018

BlackRock Short Obligations Fund

ASSETS
Investments at value — unaffiliated (cost — $138,670,778)	$138,446,202
Investments at value — affiliated (cost — $208,535)	208,535
Cash	994
Repurchase agreements at value (cost — $13,000,000)	13,000,000
Receivables:
Capital shares sold	1,684,675
Dividends — affiliated	2,260
Interest — unaffiliated	621,434
From the Manager	4,113
Prepaid expenses	50,407

Total assets	154,018,620

LIABILITIES
Payables:
Capital shares redeemed	113,683
Income dividend distributions	49,866
Printing fees	23,174
Professional fees	104,265
Service fees	109
Transfer agent fees	17,853
Board realignment and consolidation	672
Investment advisory fees	278
Trustees’ and Officer’s fees	2,552
Other accrued expenses	23,732

Total liabilities	336,184

NET ASSETS	$153,682,436

NET ASSETS CONSIST OF
Paid-in capital	$153,823,437
Undistributed net investment income	80,931
Accumulated net realized gain	2,644
Net unrealized appreciation (depreciation)	(224,576)

NET ASSETS	$153,682,436

NET ASSET VALUE
Institutional — Based on net assets of $70,512,361 and 7,055,595 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.99

Class K — Based on net assets of $82,549,077 and 8,244,213 shares outstanding, unlimited number of shares authorized, $0.001 par value	$10.01

Investor A — Based on net assets of $620,998 and 62,156 shares outstanding, unlimited number of shares authorized, $0.001 par value	$9.99

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statement of Operations

July 31, 2018

BlackRock Short Obligations Fund

INVESTMENT INCOME
Dividends — affiliated	$11,804
Interest — unaffiliated	2,816,924

Total investment income	2,828,728

EXPENSES
Investment advisory	354,083
Professional	85,170
Administration	60,195
Offering	55,288
Registration	46,068
Printing	39,411
Accounting services	38,119
Transfer agent — class specific	33,815
Administration — class specific	28,324
Trustees and Officer	14,362
Custodian	9,242
Board realignment and consolidation	672
Service — class specific	148
Miscellaneous	21,732

Total expenses	786,629
Less:
Administration fees waived	(30,499)
Administration fees waived — class specific	(18,424)
Fees waived and/or reimbursed by the Manager	(410,640)
Transfer agent fees waived and/or reimbursed — class specific	(1,599)

Total expenses after fees waived and/or reimbursed	325,467

Net investment income	2,503,261

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from investments	2,788
Net change in unrealized depreciation on investments	(372,341)

Net realized and unrealized loss	(369,553)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,133,708

See notes to financial statements.

12	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Short Obligations Fund
	Year Ended July 31,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,503,261	$1,120,739
Net realized gain	2,788	52,066
Net change in unrealized appreciation (depreciation)	(372,341)	86,174

Net increase in net assets resulting from operations	2,133,708	1,258,979

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(942,054)	(410,607)
Class K	(1,560,096)	(710,621)
Investor A	(1,113)	—
From net realized gain:
Institutional	(11,743)	(15,447)
Class K	(22,331)	(13,560)

Decrease in net assets resulting from distributions to shareholders	(2,537,337)	(1,150,235)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	17,044,123	88,070,135

NET ASSETS
Total increase in net assets	16,640,494	88,178,879
Beginning of year	137,041,942	48,863,063

End of year	$153,682,436	$137,041,942

Undistributed net investment income, end of year	$80,931	$7,718

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	13

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Short Obligations Fund
	Institutional
	Year Ended July 31,
	2018		2017		2016		2015	2014
Net asset value, beginning of year	$10.03		$10.02		$10.00		$10.01	$10.00

Net investment income(a)	0.18		0.12		0.08		0.05	0.05
Net realized and unrealized gain (loss)	(0.05)		0.01		0.02		(0.01)	0.00	(b)

Net increase from investment operations	0.13		0.13		0.10		0.04	0.05

Distributions(c)
From net investment income	(0.17)		(0.12)		(0.08)		(0.05)	(0.04)
From net realized gain	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)	—	(0.00	)(d)

Total distributions	(0.17)		(0.12)		(0.08)		(0.05)	(0.04)

Net asset value, end of year	$9.99		$10.03		$10.02		$10.00	$10.01

Total Return(e)
Based on net asset value	1.34%		1.30%		0.98%		0.45%	0.56%

Ratios to Average Net Assets
Total expenses	0.60%		0.54	%(f)	0.58	%(f)	1.02%	1.15%

Total expenses after fees waived and/or reimbursed	0.28%		0.24%		0.13%		0.12%	0.13%

Net investment income	1.75%		1.17%		0.79%		0.55%	0.46%

Supplemental Data
Net assets, end of year (000)	$70,512		$38,160		$16,945		$10,182	$10,012

Portfolio turnover rate	87%		140%		184%		68%	50%

(a)	Based on average shares outstanding.
(b)	Amount is less than $0.005 per share.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

14	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short Obligations Fund (continued)
	Class K (a)
	Year Ended July 31,
	2018		2017		2016		2015	2014
Net asset value, beginning of year	$10.04		$10.03		$10.01		$10.02	$10.01

Net investment income(b)	0.18		0.12		0.08		0.06	0.05
Net realized and unrealized gain (loss)	(0.03)		0.01		0.02		(0.01)	0.00	(c)

Net increase from investment operations	0.15		0.13		0.10		0.05	0.05

Distributions(d)
From net investment income	(0.18)		(0.12)		(0.08)		(0.06)	(0.04)
From net realized gain	(0.00	)(e)	(0.00	)(e)	(0.00	)(e)	—	(0.00	)(e)

Total distributions	(0.18)		(0.12)		(0.08)		(0.06)	(0.04)

Net asset value, end of year	$10.01		$10.04		$10.03		$10.01	$10.02

Total Return(f)
Based on net asset value	1.52%		1.35%		1.01%		0.47%	0.59%

Ratios to Average Net Assets
Total expenses	0.53%		0.50	%(g)	0.55	%(g)	0.99%	1.15%

Total expenses after fees waived and/or reimbursed	0.20%		0.17%		0.10%		0.10%	0.10%

Net investment income	1.78%		1.22%		0.79%		0.57%	0.49%

Supplemental Data
Net assets, end of year (000)	$82,549		$98,882		$31,918		$41,660	$15,029

Portfolio turnover rate	87%		140%		184%		68%	50%

(a)	On the close of business on September 1, 2015, the Fund’s BlackRock Shares were redesignated as Class K Shares.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Amount is greater than $(0.005) per share.
(f)	Where applicable, assumes the reinvestment of distributions.
(g)	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Short Obligations Fund (continued)
	Investor A
	Period from 03/9/2018 (a) to 07/31/2018
Net asset value, beginning of period	$9.99

Net investment income(b)	0.07
Net realized and unrealized gain	0.00	(c)

Net increase from investment operations	0.07

Distributions from net investment income(d)	(0.07)

Net asset value, end of period	$9.99

Total Return(e)
Based on net asset value	0.73%

Ratios to Average Net Assets
Total expenses	0.78	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.42	%(g)(h)

Net investment income	1.87	%(g)

Supplemental Data
Net assets, end of period (000)	$621

Portfolio turnover rate	87%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Aggregate total return.
(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.84%.

See notes to financial statements.

16	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock Short Obligations Fund (the “Fund”) is a series of the Trust. The Fund is classified as diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without an initial sales charge, except as discussed below and may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional Shares	No	No		None
Class K Shares	No	No		None
Investor A Shares(a)	No	No	(b)	None

(a)	Investor A Shares commenced operations on March 9, 2018.
(b)	Investor A Shares may be subject to a CDSC upon redemption of shares received in an exchange transaction for Investor A Shares of a non-money market BlackRock Fund.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However,

18	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a fund and its counterparties. Typically, a fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, a fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the fund would recognize a liability with respect to such excess collateral. The liability reflects a fund’s obligation under bankruptcy law to return the excess to the counterparty.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets.

Average Daily Net Assets	Investment Advisory Fees
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24
$3 Billion — $5 Billion	0.23
$5 Billion — $10 Billion	0.22
Greater than $10 Billion	0.21

Service Fees: The Trust, on behalf of the Fund, entered into a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

Investor A
Service Fees	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing to the Fund. The ongoing service fee compensates BRIL and each broker-dealer for providing shareholder servicing related services to shareholders.

For the year ended July 31, 2018, the class specific service fees borne directly by Investor A Shares of the Fund was $148.

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates as follows:

Average Daily Net Assets	Administration Fees
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended July 31, 2018, the following table shows the class specific administration fees borne directly by each share class of the Fund:

Institutional	Class K	Investor A	Total
$10,748	$17,564	$12	$28,324

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended July 31, 2018, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Class K	Total
$182	$330	$512

For the year ended July 31, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Class K	Investor A	Total
$33,046	$755	$14	$33,815

Expense Waivers, Limitations, Reimbursements and Recoupments: With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended July 31, 2018, the amount waived was $728.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through November 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended July 31, 2018, there were no fees waived by the Manager.

With respect to the Fund, the Manager contractually or voluntarily agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Contractual (a)	Voluntary (b)
Institutional	0.35%	0.30%
Class K	0.30	0.20
Investor A(c)	0.60	0.50

(a)

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement through November 30, 2019 unless approved by the Board, including a majority of the independent trustees or by a vote of majority of the outstanding voting securities of the Fund.

(b)	The voluntary waiver or reimbursement may be reduced or discontinued at any time without notice.
(c)	Effective March 9, 2018, implemented expense limitations upon launch through November 30, 2019.

For the year ended July 31, 2018, the Manager waived and/or reimbursed $409,912 and $30,499, which are included in fees waived and/or reimbursed by the Manager and shown as administration fees waived, respectively, in the Statement of Operations.

These amounts waived and/or reimbursed are included as administration fees waived — class specific, and transfer agent fees waived and/or reimbursed — class specific respectively, in the Statement of Operations. For the year ended July 31, 2018, class specific expense waivers and/or reimbursements were as follows:

	Institutional	Class K	Total
Administration fees waived	$865	$17,559	$18,424
Transfer agent fees waived and/or reimbursed	844	755	1,599

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1) The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year; and

(2) The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

20	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

On July 31, 2018, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring July 31,
	2019	2020
Fund Level	$167,205	$343,023
Institutional	614	1,262
Class K	11,666	18,314
Investor A	—	—

The following fund level and class specific waivers and/or reimbursements previously recorded by the Fund, which were subject to recoupment by the Manager, expired on July 31, 2018:

Fund Level	$132,142
Class K . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	9,047

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended July 31, 2018, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the year ended July 31, 2018, purchases and sales of investments, excluding short-term securities, were $86,039,116 and $59,570,657, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2018. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of July 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent difference attributable to non-deductible expenses, and the reclassifications of distributions was reclassified to the following accounts:

Paid-in capital	$(55,288)
Undistributed net investment income	73,215
Accumulated net realized gain	(17,927)

The tax character of distributions paid was as follows:

	7/31/2018	7/31/2017
Ordinary income	$2,535,686	$1,150,026
Long-term capital gain	1,651	209

	$2,537,337	$1,150,235

NOTES TO FINANCIAL STATEMENTS	21

Notes to Financial Statements  (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$80,931
Undistributed long-term capital gains	2,644
Net unrealized losses	(224,576)

$(141,001)

As of July 31, 2018, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$151,879,313

Gross unrealized appreciation	82,513
Gross unrealized depreciation	(307,089)

Net unrealized appreciation (depreciation)	$(224,576)

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Funds or to its shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

8.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other fund managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2018, the Funds did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

The Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Fund to reinvest in lower yielding securities. The Fund may also be exposed to reinvestment risk, which is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: The Fund invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

22	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 07/31/2018		Year Ended 07/31/2017
	Shares	Amount	Shares	Amount
Institutional
Shares sold	10,790,914	$107,947,863	5,814,662	$58,269,595
Shares issued in reinvestment of distributions	80,376	803,774	30,538	306,105
Shares redeemed	(7,621,118)	(76,250,292)	(3,731,581)	(37,397,702)

Net increase	3,250,172	$32,501,345	2,113,619	$21,177,998

Class K
Shares sold	15,179,805	$152,180,662	21,882,458	$219,601,442
Shares issued in reinvestment of distributions	118,452	1,187,211	48,744	489,308
Shares redeemed	(16,900,675)	(169,446,031)	(15,266,095)	(153,198,613)

Net increase (decrease)	(1,602,418)	$(16,078,158)	6,665,107	$66,892,137

	Period from 03/09/18 (a) to 07/31/18
Investor A
Shares sold	62,058	$619,951	—	$—
Shares issued in reinvestment of distributions	98	985	—	—

Net increase	62,156	$620,936	—	$—

Total Net Increase	1,709,910	$17,044,123	8,778,726	$88,070,135

(a)	Commencement of operations.

As of July 31, 2018, BlackRock HoldCo 2, Inc., an affiliate of the Fund, owned 499,499 Institutional Shares and 1,000,949 Class K Shares and BlackRock Financial Management, Inc., an affiliate of the Fund, owed 2,004 Investor A Shares of the Fund.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of

BlackRock Funds and Shareholders of BlackRock Short Obligations Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Short Obligations Fund (one of the funds constituting BlackRock Funds, referred to hereafter as the “Fund”) as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

September 27, 2018

We have served as the auditor of one or more BlackRock investment companies since 2000.

Important Tax Information  (unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the fiscal year ended July 31, 2018:

	Payable Date/Months Paid
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents(a)	August 2017	74.74%
	September 2017 — December 2017	68.68
	January 2018 — July 2018	58.53

(a)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresidents aliens and foreign corporations.

Additionally, the Fund distributed 20% long-term capital gains of $0.000138 per share, to shareholders of record on December 7, 2017.

24	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met in person on April 19, 2018 (the “April Meeting”) and May 17-18, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Agreement”) between the Trust, on behalf of BlackRock Short Obligations Fund (the “Fund”), a series of the Trust, and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Trust’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, eleven of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Trust and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. The Board’s consideration of the Agreement is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Trust’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Trust’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with its Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the sharing of potential

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	25

Disclosure of Investment Advisory Agreement  (continued)

economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers, including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in the third, second, and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

26	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Disclosure of Investment Advisory Agreement  (continued)

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock and the Board have contractually agreed to a cap on the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock has voluntarily agreed to a cap to further limit the Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Agreement between the Manager and the Trust with respect to the Fund for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

DISCLOSURE OF INVESTMENT ADVISORY AGREEMENT	27

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board(d) and Trustee (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	27 RICs consisting of 142 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018)(d) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee, Winterthur Museum and Country Estate from 2001 to 2015; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director, SEI Private Trust Co. from 2001 to 2014.	27 RICs consisting of 142 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest since 2015; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	27 RICs consisting of 142 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	27 RICs consisting of 142 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	27 RICs consisting of 142 Portfolios	None
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	27 RICs consisting of 142 Portfolios	Newell Rubbermaid, Inc.(manufacturing)
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	27 RICs consisting of 142 Portfolios	Greenlight Capital Re, Ltd.(reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Trustee (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	27 RICs consisting of 142 Portfolios	None

28	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	27 RICs consisting of 142 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group since 2009; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	27 RICs consisting of 142 Portfolios	None
Frederick W. Winter 1945	Trustee (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	27 RICs consisting of 142 Portfolios	None

Interested Trustees (a)(e)
Robert Fairbairn 1965	Trustee (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	130 RICs consisting of 317 Portfolios	None
John M. Perlowski 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	130 RICs consisting of 317 Portfolios	None
(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c) Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d) Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

TRUSTEE AND OFFICER INFORMATION	29

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b) Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective May 17, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Trust.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent

JPMorgan Chase Bank, N.A.

New York, NY 10179

Custodians

JPMorgan Chase Bank, N.A.

New York, NY 10179

The Bank of New York Mellon

New York, NY 10286

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Philadelphia, PA 19103

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

30	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ADDITIONAL INFORMATION	31

Glossary of Terms Used in this Report

Currency

USD	United States Dollar

Portfolio Abbreviation

LIBOR	London Interbank Offered Rate

32	2018 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

SHORTS-7/18-AR

Item 2 –

Code of Ethics — The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Pricewaterhouse Coopers (“PwC”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Short Obligations Fund	$22,100	$22,123	$4,000	$0	$9,800	$9,792	$0	$0

The following table presents fees billed by PwC that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$0	$0

[1]

The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

[2]

The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

[3]

Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by PwC with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

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(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Short Obligations Fund	$13,800	$9,792

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

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Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: October 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Funds

Date: October 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds

Date: October 4, 2018

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